UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Amendment No. 1 on
FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 7, 2008

NIVS IntelliMedia Technology Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52933	20-8057809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

NIVS Industry Park, No. 29-31, Shuikou Road, Huizhou, Guangdong, People’s Republic of China 516006
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	86-752-3125862

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 (this “Amendment”) on Form 8-K/A, which amends and restates the disclosures contained in the Form 8-K filed by the Registrant with the Securities and Exchange Commission (the “SEC”) on October 14, 2008 (the “Original Filing”), is being filed to add disclosures regarding effects of the restatements on the Registrant’s certifying officers’ conclusions on the effectiveness of the Registrant’s disclosure controls and procedures.  Unless indicated otherwise, the disclosures in this Amendment continues to describe conditions as of the date of the Original Filing, and the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the Original Filing, or to modify or update those disclosures affected by subsequent events. Among other things, forward-looking statements made in the Original Filing have not been revised to reflect events, results or developments that have occurred or facts that have become known to us after the date of the Original Filing, and such forward-looking statements should be read in their historical context. This Amendment should be read in conjunction with the Company’s filings made with the SEC subsequent to the Original Filing, including any amendments to those filings.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 7, 2008, Kempisty & Company Certified Public Accountants, P.C. (“Kempisty”), the independent registered public accounting firm of NIVS IntelliMedia Technology Group, Inc., a Delaware corporation (the “Company”), informed the Company, and the management, the Audit Committee, and the Board of Directors of the Company concluded, that the Company’s previously issued financial statements

(i)
as of and for the years ended 2007, 2006 and 2005, as included in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on July 30, 2008 (the “July 30, 2008 Form 8-K”), the Registration Statement on Form S-1 filed with the Commission on August 13, 2008 (the “August 13, 2008 Form S-1”) and the Quarterly Report on Form 10-Q filed with the Commission on August 19, 2008 (the “August 19, 2008 Form 10-Q,” and collectively, with the July 30, 2008 Form 8-K and August 13, 2008 Form S-1, the “Filings”); and

(ii)	as of and for the six months ended June 30, 2008 and 2007, as included in the August 19, 2008 Form 10-Q should not be relied upon due to an error in the accounting treatment of imputed interest on loans due to one of the Company’s shareholders resulting in an understatement of the Company’s expenses for those periods (the “Restatement”) and that the Company should restate the financial statements described above and file an amendment to each of the Filings.

The Company did not account for the addition of imputed interest in the financial statements presented in the Filings. The Company has now concluded that imputed interest on loans due to one of its shareholders should have been accounted for as an expense to business operation and an addition to paid-in capital. The Company will account for the imputed interest as an expense to business operation and an addition to paid-in capital. Accordingly, the Company calculated the imputed interest amounts quarterly using an annual interest rate in the range of 5.22% to 6.57% with reference to the average six-month loan rate. The loans are unsecured and have no fixed repayment date.  The Company intends to amend the Filings, if it has not already, to reflect the following:

Statement of Operations

The Company restated its previously omitted “Imputed Interest” on the “Due to Shareholders” loans by $277,810, $125,024 and $97,106 for the years ended December 31, 2007, 2006 and 2005 and $299,333 and $249,239 for the six months ended June 30, 2008 and 2007, respectively. Minority interest was restated to $217,569, $134,789, $56,121, $163,555 and $64,660, respectively.

Consolidated Balance Sheet

Adjustments were made to shareholders’ equity to reflect the restatement of the statement of operations. Minority interests were restated accordingly.

The consolidated financial statements have been restated to include the items identified above. The following financial statement line items were impacted.

Consolidated Balance Sheet

	As previously		As previously		As previously
	reported quarter	Restated quarter	reported year	Restated year	reported year	Restated year
	ended	ended	ended	ended	ended	ended
	June 30,	June 30,	December 31,	December 31,	December 31,	December 31,
	2008	2008	2007	2007	2006	2006
	(Unaudited)	(Unaudited)

Due from related parties	7,666,916	-	2,213,370	-	7,015,018	-

Minority interest	856,090	829,894	638,844	620,131	294,208	288,654

Shareholders' Equity
Additional paid-in capital	-	1,047,891	-	748,558	-	222,130
Retained earnings (unrestricted)	22,817,185	21,795,490	16,179,908	15,450,063	7,956,825	7,740,249
Due from related parties	-	(7,666,916)	-	(2,213,370)	-	(7,015,018)

Consolidated Statement of Operations

	As previously		As previously		As previously		As previously
	reported quarter	Restated quarter	reported quarter	Restated quarter	reported year	Restated year	reported year	Restated year
	ended	ended	ended	ended	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,	December 31,	December 31,	December 31,	December 31,
	2008	2008	2007	2007	2007	2007	2006	2006
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Imputed Interest	-	299,333	-	249,239	-	526,428	-	125,024

Minority interest	171,038	163,555	70,891	64,660	230,729	217,569	137,915	134,789

After receipt of the notice, the Company’s Audit Committee, Board of Directors and management conducted a review of the Company’s accounting treatment of the matters relating to the Restatement and it was concluded that there was an error in the accounting treatment of imputed interest on loans due to one of the Company’s shareholders resulting in an understatement of the Company’s expenses for the periods referenced above.  The Board of Directors and authorized officers of the Company discussed this matter and conclusion with Kempisty and it was concluded that the Company's previously issued financial statements described above could not be relied upon and needed to be restated.

In light of the Restatement, the Company’s CEO and CFO have concluded that the Company’s disclosure controls and procedures, as defined in Rule 13a-15(e) and Rule 15d-15(e) of the Securities Exchange Act of 1934, as amended, had significant deficiencies that caused its controls and procedures to be ineffective as of June 30, 2008 and September 30, 2008.  The Company has amended the relevant Quarterly Reports on Form 10-Q to disclose the impact of the Restatement and the effect of the Restatement on the Company’s assessment of its internal controls and procedures.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
99.1	Letter acknowledging Form 8-K disclosures included in Item 4.02 regarding non-reliance on and restatement of the Company’s financial statements, dated February 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIVS IntelliMedia Technology Group, Inc.

Dated: February 11, 2009	By: /s/ Tianfu Li
Name: Tianfu Li
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter acknowledging Form 8-K disclosures included in Item 4.02 regarding non-reliance on and restatement of the Company’s financial statements, dated February 11, 2009.